LCI Industries Q4 2022 Earnings Conference Call February 14, 2023 1

FORWARD-LOOKING STATEMENTS This presentation contains certain “forward-looking statements” with respect to our financial condition, results of operations, business strategies, operating efficiencies or synergies, competitive position, growth opportunities, acquisitions, plans and objectives of management, markets for the Company’s common stock, the impact of legal proceedings, and other matters. Statements in this presentation that are not historical facts are “forward-looking statements” for the purpose of the safe harbor provided by Section 21E of the Securities Exchange Act of 1934, as amended, and Section 27A of the Securities Act of 1933, as amended, and involve a number of risks and uncertainties. Forward-looking statements, including, without limitation, those relating to the Company's future business prospects, net sales, expenses and income (loss), capital expenditures, tax rate, cash flow, financial condition, liquidity, covenant compliance, retail and wholesale demand, integration of acquisitions, R&D investments, and industry trends, whenever they occur in this presentation are necessarily estimates reflecting the best judgment of the Company's senior management at the time such statements were made. There are a number of factors, many of which are beyond the Company’s control, which could cause actual results and events to differ materially from those described in the forward-looking statements. These factors include, in addition to other matters described in this presentation, the impacts of COVID-19, or other future pandemics, and the Russia-Ukraine War, and heightened tensions between China and Taiwan on the global economy and on the Company's customers, suppliers, employees, business and cash flows, pricing pressures due to domestic and foreign competition, costs and availability of, and tariffs on, raw materials (particularly steel and aluminum) and other components, seasonality and cyclicality in the industries to which we sell our products, availability of credit for financing the retail and wholesale purchase of products for which we sell our components, inventory levels of retail dealers and manufacturers, availability of transportation for products for which we sell our components, the financial condition of our customers, the financial condition of retail dealers of products for which we sell our components, retention and concentration of significant customers, the costs, pace of and successful integration of acquisitions and other growth initiatives, availability and costs of production facilities and labor, team member benefits, team member retention, realization and impact of expansion plans, efficiency improvements and cost reductions, the disruption of business resulting from natural disasters or other unforeseen events, the successful entry into new markets, the costs of compliance with environmental laws, laws of foreign jurisdictions in which we operate, other operational and financial risks related to conducting business internationally, and increased governmental regulation and oversight, information technology performance and security, the ability to protect intellectual property, warranty and product liability claims or product recalls, interest rates, oil and gasoline prices and availability, the impact of international, national and regional economic conditions and consumer confidence on the retail sale of products for which we sell our components, and other risks and uncertainties discussed more fully under the caption “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2021, and in the Company’s subsequent filings with the Securities and Exchange Commission. Readers of this presentation are cautioned not to place undue reliance on these forward-looking statements, since there can be no assurance that these forward-looking statements will prove to be accurate. The Company disclaims any obligation or undertaking to update forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements are made, except as required by law. This presentation includes certain non-GAAP financial measures, such as EBITDA and net debt to EBITDA leverage. These non-GAAP financial measures should not be considered a substitute for the comparable GAAP financial measures. Reconciliations of these non-GAAP financial measures to the most directly comparable GAAP financial measure are included in the presentation. 2

Ongoing Innovation ■ Innovating to drive market share gains through new product introductions, enhancing portfolio to meet customer demand for advanced offerings Fourth Quarter and Full Year 2022 Highlights Financial Performance ■ Record full year net sales of $5.2 billion, up 16% year-over-year ■ Record full year net income of $395.0 million, up 37% year-over-year ■ Record full year EBITDA1 of $682.2 million, up 34% year-over-year ■ Net sales of $894.3 million with net loss of $(17.1) million in the fourth quarter Diversification continues to provide stability while remaining focused on content expansion Executing on Diversification ■ Strength in our Non-RV OEM businesses helped to offset declines in RV OEM ■ Increased market share in Aftermarket, Marine, and other adjacencies now making up nearly half of total Company sales Record Content Growth ■ 45% growth in content per travel trailer and fifth-wheel RV2 supported by continued organic expansion ■ 19% growth in content per power boat2 3 1 Additional information regarding EBITDA, as well as reconciliation of this non-GAAP financial measure to the most directly comparable GAAP financial measure, is provided in the Appendix 2 For twelve months ended December 31, 2022

Quarterly Performance • 77,700 wholesale units shipped in Q4 2022 as retail demand softened in North America • Q4 2022 RV OEM sales down 40% YoY • Current 2023 North American forecast of 340-360k wholesale units RV OEM RV Wholesale/Retail/Inventory Change Retail Wholesale Inventory Linear (Inventory) Q11 9 Q21 9 Q31 9 Q41 9 Q12 0 Q22 0 Q32 0 Q42 0 Q12 1 Q22 1 Q32 1 Q42 1 Q12 2 Q22 2 Q32 2 Q42 2 0 50,000 100,000 150,000 200,000 250,000 (80,000) (60,000) (40,000) (20,000) — 20,000 40,000 60,000 80,000 Content per Wholesale Unit • Travel trailer and fifth-wheel RV record content of $6,090 for FY 2022 (LTM basis) • Increase of 45% over the comparable prior year period 4 $728,443 $433,776 Q4 2021 Q4 2022 Net Sales (in thousands)

Quarterly Performance • Q4 2022 Adjacent Industries sales up 3% YoY • Growth in marine and other adjacent industries continues to support effective diversification ◦ Marine’s stable production schedules will lead to less volatile cycles • New product introduction in marine supporting content expansion ◦ 19% growth in content per power boat (LTM basis) • Building out our Captain’s customer support group, boasting 2,000+ group members ADJACENT MARKETS 5 Net Sales (in thousands) $287,984 $296,814 Q4 2021 Q4 2022

Quarterly Performance • Q4 2022 sales down 17% year over year, with macroeconomic headwinds in Q4 2022 compared to strong Q4 2021 due to restocking of distribution channels • Innovative Furrion and Way catalogs driving ongoing portfolio expansion • Customer experience leading towards innovative offerings through one-on-one engagement AFTERMARKET 6 $196,983 $163,756 Q4 2021 Q4 2022 Net Sales (in thousands)

Quarterly Performance • Q4 2022 sales down 1% YoY • Diversified end market growth in rail continue to propel international growth • Experiencing different consumer demand than North American business, offering geographic diversification • Maintaining focus on introducing popular European products in North American markets • International results include RV OEM, Adjacent Industries OEM, and Aftermarket net sales INTERNATIONAL BUSINESS 7 Net Sales (in thousands) $92,882 $92,026 Q4 2021 Q4 2022

INNOVATION AS A CULTURE Constant innovation continues to drive record content expansion Continuously developing new product innovations to meet increasing demand for technologically-advanced products 8 Independent Suspension Gate Defender Jack ABS (Anti-Lock Brake) System OneControl On-The-Go Ladder Temp & Propane Sensors Furrion Power Cord Set

GROWTH STRATEGY Allocating capital towards diversification and expanding market share Allocating Capital to Areas with the Highest Growth Return • Investment in the business, with focus on automation projects • Reduce leverage • Return capital to shareholders • Execute strategic acquisitions Continue Execution of our Diversification Strategy • Lessen the impact from RV down cycles by further expanding market share in our Non-RV OEM channel to increase stability • Continue to expand offerings in our various markets through innovations and acquisitions Leveraging Strengths to Win Market Share • Continue to innovate, bringing new and useful offerings to the space • Consistent content per unit growth in the RV OEM industry • Unlocking cross-selling opportunities through new acquisitions 9

Operating Margin 9.4% (2.6)% Fourth Quarter 2021 Fourth Quarter 2022 (in th ou sa nd s) Consolidated Net Income (Loss) $82,329 $(17,129) Fourth Quarter 2021 Fourth Quarter 2022 (in th ou sa nd s) EBITDA* $146,081 $10,209 Fourth Quarter 2021 Fourth Quarter 2022 Q4 2022 FINANCIAL PERFORMANCE * Additional information regarding EBITDA, as well as reconciliation of this non-GAAP financial measure to the most directly comparable GAAP financial measure, is provided in the Appendix. (in th ou sa nd s) Consolidated Net Sales $1,213,410 $894,346 Fourth Quarter 2021 Fourth Quarter 2022 10

Operating Margin 8.9% 10.6% 2021 2022 (in th ou sa nd s) Consolidated Net Income $287,739 $394,974 2021 2022 (in th ou sa nd s) EBITDA* $510,730 $682,240 2021 2022 FY 2022 FINANCIAL PERFORMANCE * Additional information regarding adjusted EBITDA, as well as reconciliation of this non-GAAP financial measure to the most directly comparable GAAP financial measure, is provided in the Appendix. (in th ou sa nd s) Consolidated Net Sales $4,472,697 $5,207,143 2021 2022 Consolidated Net Sales by Market +16% RV OEM +25% Adjacent OEM +8% Aftermarket 11

As of and for the twelve months ended December 31 LIQUIDITY AND CASH FLOW 2022 2021 Cash and Cash Equivalents $47M $63M Remaining Availability under Revolving Credit Facility(1) $307M $168M Capital Expenditures $131M $99M Dividends $103M $87M Share Repurchases $24M $—M Debt / Net Income (TTM) 2.8x 4.5x Net Debt/EBITDA (TTM) 1.6x(2) 2.4x(3) Cash from Operating Activities $603M $(112)M (1) Remaining availability under the revolving credit facility is subject to covenant restrictions. (2) Net Debt/EBITDA ratio is a non-GAAP financial measure and is calculated as follows: Debt of $1,119M, less Cash of $47M, resulted in Net Debt of $1,071M at December 31, 2022, divided by Earnings Before Interest, Taxes, Depreciation, and Amortization, "EBITDA" (Net Income of $395M adding back Interest of $28M, Taxes of $130M, and Depreciation and Amortization of $129M), resulting in $682M EBITDA for the twelve months ended December 31, 2022. The GAAP debt / Net income ratio was $1,119M / $395M or 2.8x. (3) Net Debt/EBITDA ratio is a non-GAAP financial measure and is calculated as follows: Debt of $1,303M, less Cash of $63M, resulted in Net Debt of $1,240M at December 31, 2021, divided by EBITDA (Net Income of $288M, adding back Interest of $16M, Taxes of $94M, and Depreciation and Amortization of $113M), resulting in $511M EBITDA for the twelve months ended December 31, 2021. The GAAP debt / Net income ratio was $1,303M / $288M or 4.5x. 12

EBITDA Reconciliation of Non-GAAP Measures APPENDIX EBITDA is a non-GAAP performance measure included to illustrate and improve comparability of its results from period to period. EBITDA is defined as net income (loss) before interest expense, provision for income taxes, depreciation and amortization expense. The Company considers this non-GAAP measure in evaluating and managing the Company's operations and believes that discussion of results adjusted for these items is meaningful to investors because it provides a useful analysis of ongoing underlying operating trends. The adjusted measures are not in accordance with, nor are they a substitute for, GAAP measures, and they may not be comparable to similarly titled measures used by other companies. Three Months Ended December 31, Twelve Months Ended December 31, ($ in thousands) 2022 2021 2022 2021 Net (Loss) Income $ (17,129) $ 82,329 $ 394,974 $ 287,739 Interest Expense, Net 8,220 5,522 27,573 16,366 (Benefit) Provision for Income Taxes (14,128) 26,122 130,481 94,305 Depreciation and Amortization 33,246 32,108 129,212 112,320 EBITDA $ 10,209 $ 146,081 $ 682,240 $ 510,730 13

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